UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	June 8, 2016
Papa John's International, Inc.
(Exact name of registrant as specified in its charter)
Delaware	0-21660	61-1203323
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

2002 Papa John's Boulevard Louisville, Kentucky	40299-2367
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code	(502) 261-7272

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

On June 8, 2016, Papa John’s International, Inc., a Delaware corporation (the “Company”), entered into a Second Amendment (the “Amendment”) to First Amended and Restated Credit Agreement dated April 30, 2013, as amended by First Amendment to First Amended and Restated Credit Agreement dated October 31, 2014 (the “Credit Agreement”), among the Company; each of its subsidiary guarantors named in the Amendment; PNC Bank, National Association, as a lender and in its capacity as Administrative Agent; JPMorgan Chase Bank, N.A., as a lender and in its capacity as Co-Syndication Agent for the lenders; Bank of America, N.A., as a lender and in its capacity as Documentation Agent for the lenders, U.S. Bank, National Association, as a lender and in its capacity as Co-Syndication Agent for the lenders; and Branch Banking and Trust Company, as a lender.

The Amendment increased the amount available under the Credit Agreement, which has a maturity date of October 31, 2019, from $400 million to $500 million.  The Credit Agreement, as amended by the Amendment, will continue to be used for general corporate purposes.

The foregoing description of the Amendment is intended to be a summary of the material terms, is not a complete description and is qualified in its entirety by reference to the actual Amendment and Agreement, attached to this report as Exhibits 10.1, 10.2 and 10.3 and incorporated herein by reference.

Section 2 – Financial Information

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information disclosed in response to Item 1.01 above is incorporated herein by reference.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit
Number	Description

10.1

Second Amendment to First Amended and Restated Credit Agreement by and among Papa John’s International, Inc., the Guarantors party thereto, PNC Bank, National Association, as a lender and in its capacity as Administrative Agent for the lenders; JPMorgan Chase Bank, N.A., as a lender and in its capacity as Co-Syndication Agent for the lenders; Bank of America, N.A., as a lender and in its capacity as Documentation Agent for the lenders; U.S. Bank, National Association, as a lender and in its capacity as Co-Syndication Agent for the lenders; and Branch Banking and Trust Company, as a lender.

10.2

First Amendment to First Amended and Restated Credit Agreement by and among Papa John’s International, Inc., the Guarantors party thereto, PNC Bank, National Association, as a lender and in its capacity as Administrative Agent for the lenders; JPMorgan Chase Bank, N.A., as a lender and in its capacity as Co-Syndication Agent for the lenders;  Bank of America, N.A., as a lender and in its capacity as Documentation Agent for the lenders; U.S. Bank, National Association, as a lender and in its capacity as Co-Syndication Agent for the lenders, and Branch Banking and Trust Company, as a lender.  Exhibit 10.1 to our Report on Form 8-K as filed on November 4, 2014 is incorporated herein by reference.

10.3

First Amended and Restated Credit Agreement by and among Papa John’s International, Inc., the Guarantors party thereto, PNC Bank, National Association, as a lender and in its capacity as Administrative Agent for the lenders; JPMorgan Chase Bank, N.A., as a lender and in its capacity as Co-Syndication Agent for the lenders;  Bank of America, N.A., as a lender and in its capacity as Documentation Agent for the lenders; U.S. Bank, National Association, as a lender and in its capacity as Co-Syndication Agent for the lenders, and Branch Banking and Trust Company, as a lender.  Exhibit 10.1 to our Report on Form 8-K as filed on May 6, 2013 is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Papa John's International, Inc.
(Registrant)

Date: June 10, 2016	/s/ Lance F. Tucker
Lance F. Tucker
Senior Vice President, Chief Financial
Officer, Chief Administrative Officer and Treasurer

EXHIBIT INDEX

Exhibit
Number	Description

10.1

Second Amendment to First Amended and Restated Credit Agreement by and among Papa John’s International, Inc., the Guarantors party thereto, PNC Bank, National Association, as a lender and in its capacity as Administrative Agent for the lenders; JPMorgan Chase Bank, N.A., as a lender and in its capacity as Co-Syndication Agent for the lenders; Bank of America, N.A., as a lender and in its capacity as Documentation Agent for the lenders; U.S. Bank, National Association, as a lender and in its capacity as Co-Syndication Agent for the lenders; and Branch Banking and Trust Company, as a lender.

10.2

First Amendment to First Amended and Restated Credit Agreement by and among Papa John’s International, Inc., the Guarantors party thereto, PNC Bank, National Association, as a lender and in its capacity as Administrative Agent for the lenders; JPMorgan Chase Bank, N.A., as a lender and in its capacity as Co-Syndication Agent for the lenders;  Bank of America, N.A., as a lender and in its capacity as Documentation Agent for the lenders; U.S. Bank, National Association, as a lender and in its capacity as Co-Syndication Agent for the lenders, and Branch Banking and Trust Company, as a lender.  Exhibit 10.1 to our Report on Form 8-K as filed on November 4, 2014 is incorporated herein by reference.

10.3

First Amended and Restated Credit Agreement by and among Papa John’s International, Inc., the Guarantors party thereto, PNC Bank, National Association, as a lender and in its capacity as Administrative Agent for the lenders; JPMorgan Chase Bank, N.A., as a lender and in its capacity as Co-Syndication Agent for the lenders;  Bank of America, N.A., as a lender and in its capacity as Documentation Agent for the lenders; U.S. Bank, National Association, as a lender and in its capacity as Co-Syndication Agent for the lenders, and Branch Banking and Trust Company, as a lender.  Exhibit 10.1 to our Report on Form 8-K as filed on May 6, 2013 is incorporated herein by reference.